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Eaton Vance Floating-Rate Income Trust Eaton Vance Senior Floating-Rate Trust Eaton Vance New York Municipal Income Trust (Name of Registrant as Specified in Its Charter)

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Investor Contact: (800) 262-1122

FOR IMMEDIATE RELEASE

Certain Eaton Vance Closed-End Funds Announce

Adjournment of Joint Special Shareholder Meeting

BOSTON, MA, February 16, 2021 — In connection with the proposed acquisition of Eaton Vance Corp. (NYSE: EV) by Morgan Stanley (NYSE: MS) announced on October 8, 2020, shareholders of Eaton Vance Floating-Rate Income Trust (NYSE: EFT), Eaton Vance New York Municipal Income Trust (NYSE American: EVY) and Eaton Vance Senior Floating-Rate Trust (NYSE: EFR) (each, a “Fund” and, collectively, the “Funds”) were asked to approve new investment advisory agreements for the Funds at a joint special meeting of shareholders held on February 5, 2021 (the “Meeting”).

The Meeting for each Fund was adjourned to February 26, 2021 at 3:00 p.m. Eastern Time in order to allow more time for shareholders to vote. The October 29, 2020 record date for shareholders entitled to vote at the Meeting remains unchanged. Fund shareholders who have already voted do not need to take further action.

If you are entitled to vote but have not yet voted, whether or not you plan to participate in the adjourned Meeting, the Funds urge you to submit your vote on the WHITE proxy card in advance of the adjourned Meeting by one of the methods described in the Funds’ proxy materials. The Funds’ proxy statement is available online at https://funds.eatonvance.com/closed-end-fund-and-term-trust-documents.php.

If, as of October 29, 2020, you were a holder of record of Fund shares (i.e., you held Fund shares in your own name directly with the Fund) and you wish to participate in and vote at the adjourned Meeting, you should email your full name and address to AST Fund Solutions, LLC (“AST”) at attendameeting@astfinancial.com. You will then be provided with credentials to participate in the Meeting. You will be able to vote at the Meeting by entering the control number found on the WHITE proxy card you previously received. All requests to participate in and/or vote at the Meeting must be received by AST by no later than 3:00 p.m. Eastern Time on February 25, 2021.

If, as of October 29, 2020, you held Fund shares through an intermediary (such as a broker-dealer) and you wish to participate in and vote at the adjourned Meeting, you will need to obtain a legal proxy from your intermediary reflecting the Fund’s name, the number of Fund shares held and your name and email address. You may forward an email from your intermediary containing the legal proxy or attach an image of the legal proxy to an email and send it to AST at attendameeting@astfinancial.com with “Legal Proxy” in the subject line. You will then be provided with credentials to participate in the Meeting, as well as a unique control number to vote your shares at the Meeting. If you would like to participate in but NOT vote at the Meeting, please send an email to AST at attendameeting@astfinancial.com with proof of ownership of Fund shares. A statement, letter or the Vote Instruction Form from your intermediary will be sufficient proof of ownership. You will then be provided with credentials to participate in the Meeting. All requests to participate in and/or vote at the Meeting must be received by AST by no later than 3:00 p.m. Eastern Time on February 25, 2021.

The final vote tabulations, as certified by the independent inspector, First Coast Results, Inc., will be published in each Fund’s next report to shareholders.

About Eaton Vance Corp.

The Funds’ investment adviser is Eaton Vance Management, a subsidiary of Eaton Vance Corp. (“Eaton Vance”). Eaton Vance provides advanced investment strategies and wealth management solutions to forward-thinking investors around the world. Through principal investment affiliates Eaton Vance Management, Parametric, Atlanta Capital, Calvert and Hexavest, the Company offers a diversity of investment approaches, encompassing bottom-up and top-down fundamental active management, responsible investing, systematic investing and customized implementation of client-specified portfolio exposures. As of December 31, 2020, Eaton Vance had consolidated assets under management of $583.1 billion. For more information, visit eatonvance.com.

Shares of closed-end funds often trade at a discount from their net asset value. The market price of Fund shares may vary from net asset value based on factors affecting the supply and demand for shares, such as Fund distribution rates relative to similar investments, investors’ expectations for future distribution changes, the clarity of a Fund’s investment strategy and future return expectations, and investors’ confidence in the underlying markets in which the Fund invests. Fund shares are subject to investment risk, including possible loss of principal invested. Each Fund is not a complete investment program and you may lose money investing therein. An investment in a Fund may not be appropriate for all investors. Before investing, prospective investors should consider carefully a Fund’s investment objective, strategies, risks, charges and expenses.

This press release is for informational purposes only and is not intended to, and does not, constitute an offer to purchase or sell shares of a Fund. Additional information about the Funds, including performance and portfolio characteristic information, is available at eatonvance.com.

Statements in this press release that are not historical facts may be forward-looking statements as defined by the U.S. securities laws. You should exercise caution in interpreting and relying on forward-looking statements because they are subject to uncertainties and other factors that may be beyond a Fund’s control and could cause actual results to differ materially from those set forth in the forward-looking statements.

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